Exhibit 10.22

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE OF PAGES
						1	6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00006		See Block 16C
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6		CODE	ASPR-BARDA02
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515			US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO

ALTIMMUNE, INC. 1305044
Attn: WILLIAM BROWN				9B. DATED (SEE ITEM 11)
ALTIMMUNE, INC.910 CLOPPER RD
910 CLOPPER RD STE 201S			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600008C
GAITHERSBURG MD 208781361

10B. DATED (SEE ITEM 13)
CODE	1305044	FACILITY CODE		07/27/2016

11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                                   ☐is extended,         ☐is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13.THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) - By mutual agreement of the parties

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:Contractor            ☐is not       ☒is required to sign this document and return1copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:20-2726770 DUNS Number:082804936

The purpose of this modification is to:

1)Extend the period of performance end date of CLIN0001 without additional cost to the government from 12/31/2020 to 6/30/2021. 2)Revise Article B.2. Estimated Cost and Fixed Fee and Article B.5. Advance Understandings; 3)Revise Section F - Deliveries or Performance; Article F.2. Deliverables; 4)Revise Section G - Contract Administration Data; Article G.1. Replace Contracting Officer; Add Contract Specialist Article G.3. Key Personnel Article G.5. Invoice/Financing Request and Contract Financial Reporting

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Will Brown		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) KATHLEEN Y. SEARS
CFO

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Will Brown	Dec 23, 2020	/s/ Kathleen Y. Sears	Dec 24, 2020
(Signature of person authorized to sign)		(Signature of Contracting Officer)
Previous edition unusable		STANDARD FORM 30 (REV. 11/2016)

	REFERENCE NO. OF DOCUMENT BEING CONTINUED

CONTINUATION SHEET	HHSO100201600008C/P00006	PAGE	OF
		2	6

NAME OF OFFEROR OR CONTRACTOR

ALTIMMUNE, INC. 1305044

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 07/27/2016 to 06/30/2021

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA

Contract No. HHSO100201600008C Modification P00006 ALTIMMUNE	Continuation Sheet Block 14	Page 3 of 6

Beginning with the effective date of this modification, the Government and the Contractor mutually agree to the following:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE – paragraph d. is revised as follows:

d. It is estimated that the amount currently allotted will cover performance of the contract through June 30, 2021.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27, 2016 – June 30, 2021

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work Study Reports, development reports, IND

			$[***]	$[***]	$[***]

ARTICLE B.5. ADVANCE UNDERSTANDINGS – paragraph c. is here by deleted in its entirety and replaced as follows:

c. Subcontracts

Prior written consent from the Contracting Officer in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

•	Is of the cost-reimbursement type; or

•Is Fixed-Price and exceeds $[***]or [***]% of the total estimated cost of the Contract, whichever value is greater.

The Contracting Officer shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, the Contractor shall provide a copy of the signed, executed subcontract and consulting agreement to the Contracting Officer within ten (10) calendar days.

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Section.

Contract No. HHSO100201600008C Modification P00006 ALTIMMUNE	Continuation Sheet Block 14	Page 4 of 6

SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.2. DELIVERABLES – is hereby revised as follows:

ATTN: Kathleen Sears (Contracting Officer)

U.S. Department of Health & Human Services

Office of the Assistant Secretary for Preparedness and Response Biomedical Advanced Research & Development Authority

200 C Street, S.W. Washington, DC 20515

Email: Kathleen.Sears@hhs.gov

ATTN: Janet Alvanzo (Contract Specialist)

U.S. Department of Health & Human Services

Office of the Assistant Secretary for Preparedness and Response Biomedical Advanced Research & Development Authority

200 C Street, S.W. Washington, DC 20515

Email: Janet.Alvanzo@hhs.gov

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER - is hereby modified as follows:

The following Contracting Officer (CO) will represent the USG for the purpose of this contract:

Kathleen Sears (Contracting Officer) HHS/ASPR/BARDA

200 C Street, S.W. Washington, D.C. 20515

(202) 205-4521

Email: Kathleen.Sears@hhs.gov

Add Janet Alvanzo as Contract Specialist

Janet Alvanzo (Contract Specialist) HHS/ASPR/BARDA

200 C Street, S.W. Washington, D.C. 20515

(202) 205-5185

Email: Janet.Alvanzo@hhs.gov

Contract No. HHSO100201600008C Modification P00006 ALTIMMUNE	Continuation Sheet Block 14	Page 5 of 6

1)The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)

No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4)	The Government may unilaterally change its CO designation, after which it will notify the Contractor in writing of such change.

ARTICLE G.3. KEY PERSONNEL – is hereby modified as follows:

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[***]	Altimmune, Inc.	[***]
2	[***]	Altimmune, Inc.	[***]
3	[***]	Altimmune, Inc.	[***]
4	[***]	Altimmune, Inc.	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

ARTICEL G.5. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING – table, is hereby deleted and replaced as follows:

Include Program Support Center (PSC) in Receipt of Invoices:

Contract No. HHSO100201600008C Modification P00006 ALTIMMUNE	Continuation Sheet Block 14	Page 6 of 6

Documents shall be delivered electronically to the Contracting Officer (CO), the Contracting Specialist (CS), the Contracting Officer’s Representative (COR) and PSC. Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

CO	CS	COR	ACOR	PSC
Kathleen Sears	Janet Alvanzo	Adam Clark	Amanda G. Zarrabian	PSC_Invoices@psc.hhs.gov
HHS/ASPR/BARDA	HHS/ASPR/BARDA	HHS/ASPR/AMCG 330	CBRN Vaccines	& “e-Room”
200 C Street, S.W.	200 C Street, S.W.	Independence Ave.,	BARDA/ASPR/HHS
Washington, D.C. 20515	Washington, D.C.	S.W., Room G640	O’Neil House Office
Kathleen.Sears@hhs.gov	20515	Washington, D.C. 20201	Building
	Janet.Alvanzo@hhs.gov	Email:adam.clark@hhs.gov	Washington, D.C. 20201
Amanda.Zarrabian@hhs.gov

End of Modification P00006

All other terms and conditions of the contract remain in full force and effect.